Exhibit 10.1

INCREMENTAL AMENDMENT

This INCREMENTAL AMENDMENT, dated as of January 16, 2015 (this “Agreement”), among TRAVELPORT FINANCE (LUXEMBOURG) S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, registered with the Luxembourg Trade and Companies Register under number RCS B B151012, having its registered office at 2-4, rue Eugène Ruppert, L-2453 Luxembourg and with a share capital of USD 180,000 (the “Borrower”), TRAVELPORT LIMITED, a company incorporated under the laws of Bermuda (“Holdings”), UBS AG, STAMFORD BRANCH, as an incremental revolving credit lender (the “Incremental Revolving Credit Lender”) and as the Additional L/C Issuer (as defined below), DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and as Collateral Agent, and consented and agreed to by DEUTSCHE BANK AG NEW YORK BRANCH, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH and MORGAN STANLEY SENIOR FUNDING, INC., as the existing L/C Issuers.

PRELIMINARY STATEMENTS

Reference is made to that certain Credit Agreement, dated as of September 2, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein having the meaning provided in the Credit Agreement), among the Borrower, the Lenders from time to time party thereto, the Guarantors from time to time party thereto, the Administrative Agent and the Collateral Agent.

The Borrower has notified the Administrative Agent that it is requesting an increase (the “Revolving Commitment Increase”) in the amount of the Revolving Credit Commitments pursuant to Section 2.14 of the Credit Agreement in an aggregate amount of $25,000,000 (the “Incremental Revolving Credit Commitments,” and any loan made from such Commitment, an “Incremental Revolving Credit Loan”).

Pursuant to Section 2.14 of the Credit Agreement, the Borrower may obtain Incremental Revolving Credit Commitments by, among other things, entering into one or more Incremental Amendments in accordance with the terms and conditions of the Credit Agreement.

The Incremental Revolving Credit Lender is willing to provide the Incremental Revolving Credit Commitments and extend Incremental Revolving Credit Loans on the terms and conditions set forth herein.

Pursuant to Section 2.03(k) of the Credit Agreement, the Borrower has requested that UBS AG, Stamford Branch agree to become an additional L/C Issuer (the “Additional L/C Issuer”), and the Additional L/C Issuer is willing to issue standby Letters of Credit on the terms and conditions set forth herein. In connection therewith, the L/C Issuers, the Administrative Agent and the Borrower have agreed to reallocate the Letter of Credit Sublimit in accordance with the definition thereof.

NOW, THEREFORE, in consideration of the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Incremental Revolving Credit Commitments; Additional L/C Issuer. Subject to the terms and conditions hereof, the Incremental Revolving Credit Lender agrees to make the Incremental Revolving Credit Commitments available to the Borrower on the Incremental Facility Closing Date (as defined below) and from time to time thereafter to make Incremental Revolving Credit Loans in accordance with the terms of the Credit Agreement. Subject to the terms and conditions hereof, the Additional L/C Issuer agrees to issue standby Letters of Credit from time to time in accordance with the terms of the Credit Agreement. UBS AG, Stamford Branch, as the Incremental Revolving Credit Lender and as the Additional L/C Issuer, (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes each of the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent or the Collateral Agent, as applicable, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Revolving Credit Lender and an L/C Issuer, as applicable.

2. Maturity Date. The Maturity Date applicable to the Incremental Revolving Credit Loans and other extensions of credit from the Incremental Revolving Credit Commitments shall be the same Maturity Date applicable to the Revolving Credit Commitments.

3. Borrowings and Repayments. The borrowing and repayment of any Incremental Revolving Credit Loans with respect to the Incremental Revolving Credit Commitments, and any termination of the Incremental Revolving Credit Commitments, after the Incremental Facility Closing Date shall be made on a pro rata basis with all other Revolving Credit Loans and Revolving Credit Commitments from and after the Incremental Facility Closing Date.

4. Reallocation of Letter of Credit Sublimit. The Borrower, the Administrative Agent, the existing L/C Issuers and the Additional L/C Issuer hereby agree, in accordance with the definition of Letter of Credit Sublimit, that no individual L/C Issuer shall issue Letters of Credit under the Revolving Credit Facility in excess of one-fourth of the Letter of Credit Sublimit then in effect (unless otherwise consented to by the Administrative Agent and the applicable L/C Issuer); provided that the limitations set forth in this Section 4 shall not apply to the Cash Collateralized Letters of Credit

5. Credit Agreement Governs. Except as set forth in this Agreement, the Incremental Revolving Credit Commitments and any Incremental Revolving Credit Loans shall

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have identical terms (including with respect to interest rates) as, and be of the same Class as, the Revolving Credit Commitments and the Revolving Credit Loans and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of any Revolving Credit Lender, of the Credit Agreement and the other Loan Documents. For the avoidance of doubt, the Incremental Revolving Credit Commitments and any Incremental Revolving Credit Loans shall rank pari passu in right of payment and of security with the Revolving Credit Loans and the Term Loans. From and after the Incremental Facility Closing Date, (a) each reference to (i) a “Loan” or “Revolving Credit Loan” in the Credit Agreement shall be deemed to include any Incremental Revolving Credit Loans, (ii) a “Revolving Credit Commitment” in the Credit Agreement shall be deemed to include the Incremental Revolving Credit Commitment, (iii) a “Revolving Credit Lender” shall be deemed to include the Incremental Revolving Credit Lender, (iv) a “Lender” shall be deemed to include the Incremental Revolving Credit Lender and, as applicable, the Additional L/C Issuer and (v) an “L/C Issuer” shall be deemed to include the Additional L/C Issuer (other than with respect to any reference that solely relates to a specific Letter of Credit not issued by the Additional L/C Issuer), and other related terms will have correlative meanings mutatis mutandis (b) each reference to “hereof,” “hereunder,” “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall refer to the Credit Agreement as amended and supplemented hereby.

6. Conditions Precedent. The obligations of the Incremental Revolving Credit Lender to make the Incremental Revolving Credit Commitments available, and the obligations of the Additional L/C Issuer to issue standby Letters of Credit, shall not become effective until the date on which each of the following conditions is satisfied (such date shall be the “Incremental Facility Closing Date”):

i. The Administrative Agent (or its counsel) shall have received from the Borrower, Holdings, the Incremental Revolving Credit Lender, the Additional L/C Issuer and each of the existing L/C Issuers either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

ii. The Administrative Agent (or its counsel) shall have received a certificate of the Borrower dated as of the Incremental Facility Closing Date signed by a Responsible Officer of the Borrower certifying (i) that the Organization Documents, including amendments thereto, of the Borrower either (x) have not been amended since the Closing Date or (y) are attached as an exhibit to such certificate, (ii) (x) copies of resolutions of its Board of Directors (or similar governing body) of the Borrower approving the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby or (y) to the extent the resolutions delivered on the Closing Date approve such matters, that the resolutions delivered on the Closing Date authorize the transactions contemplated hereby, remain in full force and effect and have not been amended or otherwise modified since the adoption thereof and (iii) as to the matters set forth in Sections 6(iii) and (iv) below.

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iii. After giving effect to the Incremental Revolving Credit Commitments, the conditions of Sections 4.02(i) of the Credit Agreement shall be satisfied (it being understood that all references to “the date of such Credit Extension” or similar language in such Section 4.02 of the Credit Agreement shall be deemed to refer to the effective date of this Agreement).

iv. No Event of Default shall have occurred and be continuing or would exist after giving effect to the Incremental Revolving Credit Commitments.

7. Ratification and Acknowledgements. By signing this Agreement, each of the Borrower and Holdings, on behalf of itself and each other Loan Party, hereby confirms that (i) the obligations of the Loan Parties under the Credit Agreement as modified hereby (including with respect to the Incremental Revolving Credit Commitments and Incremental Revolving Credit Loans contemplated by this Agreement and the appointment of the Additional L/C Issuer) and the other Loan Documents (x) are entitled to the benefits of the guaranties and the security interests set forth or created in the Collateral Documents and the other Loan Documents and (y) constitute Obligations for purposes of the Credit Agreement, the Guaranty, the Security Agreement and all other Collateral Documents; (ii) notwithstanding the effectiveness of the terms hereof, the Guaranty, the Security Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects; (iii) the Incremental Revolving Credit Lender shall be a “Secured Party” and a “Lender” for all purposes of the Credit Agreement, the Guaranty, the Security Agreement and the other Loan Documents and (iv) the Additional L/C Issuer shall be a “Secured Party,” an “L/C Issuer” and, as the context requires, a “Lender” for all purposes of the Credit Agreement, the Guaranty, the Security Agreement and the other Loan Documents. Each of the Borrower and Holdings, on behalf of itself and each other Loan Party, ratifies and confirms that all Liens granted, conveyed, or assigned to the Collateral Agent by any Loan Party pursuant to any Loan Document remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

8. Liens Unimpaired. Each of the Borrower and Holdings, on behalf of itself and each other Loan Party, represents, warrants and agrees that after giving effect to this Agreement, neither the modification of the Credit Agreement effected pursuant to this Agreement nor the execution, delivery, performance or effectiveness of this Agreement:

i. impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations (including with respect to the Incremental Revolving Credit Commitment and any Incremental Revolving Credit Loans and the appointment of the Additional L/C Issuer), whether heretofore or hereafter incurred; or

ii. requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

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9. Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with the Credit Agreement.

10. Loan Document. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

11. Governing Law, Etc. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 10.14, 10.15(B) AND 10.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE, MUTATIS MUTANDIS.

12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

UBS AG, STAMFORD BRANCH,
as Incremental Revolving Credit Lender and Additional L/C Issuer

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director, Banking Products Services, US

By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director, Banking Products Services, US

[Incremental Amendment Signature Page]

TRAVELPORT FINANCE (LUXEMBOURG) S.À R.L., as Borrower

By:	/s/ Rochelle Boas
	Name:	Rochelle Boas
	Title:	Manager

TRAVELPORT LIMITED, as Holdings

By:	/s/ Rochelle Boas
	Name:	Rochelle Boas
	Title:	Senior Vice President & Secretary

[Incremental Amendment Signature Page]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, Collateral Agent and an L/C Issuer

By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Managing Director

	By:	/s/ Dusan Lazarov
		Name:	Dusan Lazarov
		Title:	Director

[Incremental Amendment Signature Page]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an L/C Issuer

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
	Name:	D. Andrew Maletta
	Title:	Authorized Signatory

[Incremental Amendment Signature Page]

MORGAN STANLEY SENIOR FUNDING, INC., as an L/C Issuer

By:	/s/ Henrik Sandstrom
	Name:	Henrik Sandstrom
	Title:	Authorized Signatory

[Incremental Amendment Signature Page]